SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2007

SYNUTRA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33397	13-4306188

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)	Identification No.)

2275 Research Blvd., Suite 500
Rockville, MD 20850
(Address of principal executive offices including Zip Code)

                  (301) 840-3888
(Registrant’s telephone number, including area code)

                                        (Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Synutra International, Inc.
Current Report on Form 8-K

Item 2.02 Results of Operations and Financial Condition.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

As stated by the registrant in its current reports on Forms 8-K and 8-K/A filed with the U.S. Securities and Exchange Commission on July 27 and August 9, 2007, respectively, the registrant dismissed its independent registered public accounting firm, Rotenberg & Co. LLP (“Rotenberg”) and engaged Deloitte Touche Tohmatsu CPA Ltd. (“DTTC”) as its new independent auditors effective July 27, 2007. Currently, the registrant is preparing its financial statements for the first fiscal quarter ended June 30, 2007 (the “2008 First Quarter Financials”) and DTTC is reviewing the 2008 First Quarter Financials.

During the preparation and review of the 2008 First Quarter Financials, the registrant identified certain issues with respect to the registrant’s financial statements as of and for the fiscal year ended March 31, 2007 (the “2007 Annual Financials”), and as of and for each fiscal quarter ended June 30, 2006, September 30, 2006 and December 31, 2006 (collectively, the “2007 Quarterly Financials”). Management of the registrant concluded on August 13, 2007 that (i) the registrant will likely need to restate the 2007 Annual Financials and the 2007 Quarterly Financials, and (ii) the 2007 Annual Financials and the 2007 Quarterly Financials, as well as all earnings and press releases and similar communications issued by the registrant related to those fiscal periods, should no longer be relied upon.

Since the registrant’s assessment of the 2007 Annual Financials and the 2007 Quarterly Financials is ongoing, the registrant has neither determined the exact scope of the anticipated restatement nor quantified its impact on the registrant’s financial statements. Specifically, the registrant and Rotenberg are currently assessing (i) the reclassification of certain line items of the 2007 Annual Financials; (ii) the accounting treatment of a certain government grant; (iii) the correction of cut-off errors in recording certain expenses; (iv) whether a related party of the registrant, which was not consolidated in the 2007 Annual Financials, should be consolidated in the anticipated restatement pursuant to Financial Accounting Standards Board Interpretation No. 46 (Revised 2003) “Consolidation of Variable Interest Entities”; and (v) corresponding changes in the 2007 Quarterly Financials. The registrant intends to file, as soon as possible, (i) an amended annual report on Form 10-K with restated financial statements as of and for the year ended March 31, 2007 and (ii) amended quarterly reports on Form 10-Q for each fiscal quarter ended June 30, 2006, September 30, 2006 and December 31, 2006.

Management of the registrant has discussed the matters disclosed under this Item 4.02 with Rotenberg and DTTC.

The registrant issued a press release on August 17, 2007, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information provided in this current report on Form 8-K includes forward-looking statements, including statements regarding the registrant’s preliminary assessment of the need to restate its historical financial statements and the scope of such possible restatement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is furnished herewith:

Exhibit No.	Document

99.1	Synutra International, Inc. Press Release dated August 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNUTRA INTERNATIONAL, INC. (Registrant)

Dated: August 17, 2007	By:	/s/ Weiguo Zhang
	Name:	Weiguo Zhang
	Title:	President and Chief Operating Officer

EXHIBIT INDEX1

Exhibit No.	Document

99.1	Synutra International, Inc. News Release dated August 17, 2007.